                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1994-B
                                               March, 2001
                                               Payment:  April 16, 2001

                                               7.85% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                               Distribution Date: April 16, 2001

                                                                                        Per $1,000
Securitized Net Interest Margin Certificates                                             Original
--------------------------------------------                                            ----------
1.  Amount Available                                                 464,113.14
                                                               ----------------
    Pro rata Share of Excess from NIM 94-A                            86,982.06
                                                               ----------------
Interest

2.  Aggregate Interest                                                 8,711.74         0.09428290
                                                               -----------------------------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                                   8,711.74
                                                               ----------------

Principal

6.  Current month's principal distribution                           542,383.46         5.86995087
                                                               -----------------------------------

7.  Remaining outstanding principal balance                          789,347.06          8.5427171
                                                               -----------------------------------
    Pool Factor                                                      0.00854272
                                                               ----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                  196,731,161.87**
                                                               ----------------
9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                                    352,059.97
                                                               ----------------

10. Weighted average CPR                                                  7.73%
                                                               ----------------

11. Weighted average CDR                                                  1.66%
                                                               ----------------

12. Annualized net loss percentage                                        1.04%
                                                               ----------------

13. Delinquency              30-59 day                                    1.07%
                                                               ----------------
                             60-89 day                                    0.39%
                                                               ----------------
                             90+ day                                      0.75%
                                                               ----------------
                             Total 30+                                    2.21%
                                                               ----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/01.

                                                Net Interest Margin Trust 1994-B
                                                March, 2001
                                                Payment:  April 16, 2001




                                                        Fee Assets
                                       -----------------------------------------
                                         Guarantee       Inside     Fee Asset
                                           Fees           Refi        Total
                                       ----------------------------------------

GTFC 1994-1                             172,734.92      5,608.07    178,342.99
GTFC 1994-2                                   0.00          0.00          0.00
GTFC 1994-3                                   0.00          0.00          0.00
GTFC 1994-4                                   0.00          0.00          0.00
                                       ----------------------------------------
                                        172,734.92      5,608.07    178,342.99

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      178,342.99

Subordinated Servicing Fees                                         163,506.28

Payment on Finance 1 Note                                           341,849.27

Allocable to Interest (current)                                           0.00

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                                    0.00

Finance 1 Note Principal Balance                                          0.00

                                                Net Interest Margin Trust 1994-B
                                                March, 2001
                                                Payment:  April 16, 2001





                                                 Inside
                                  Residual        Refi          Total
                              ------------------------------------------

GTFC 1994-1                            0.00          0.00          0.00
GTFC 1994-2                            0.00      3,928.04      3,928.04
GTFC 1994-3                       36,546.55      4,385.80     40,932.35
GTFC 1994-4                       72,657.22      4,746.26     77,403.48

                              ------------------------------------------
                                 109,203.77     13,060.10    122,263.87

                              Total Residual and Inside
                                  Refinance Payments         122,263.87